UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2019

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 397-1187

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2019, Health Insurance Innovations, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The Company previously filed with the SEC its Definitive Proxy Statement and related materials pertaining to the Annual Meeting on April 18, 2019. On the record date of April 12, 2019 there were 11,532,687 shares of the Company’s Class A common stock and 2,416,667 shares of the Company’s Class B common stock outstanding and eligible to vote. At the Annual Meeting, the stockholders: (i) elected the eight persons identified below to serve as directors of the Company to hold office until the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s Named Executive Officers; and (iii) granted advisory approval on a one-year frequency for holding future advisory votes on the compensation of the Company’s Named Executive Officers.

Proposal 1: Election of Directors

The final results of stockholder voting on the election of directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Paul E. Avery	9,230,196	105,099	0

Anthony J. Barkett	9,079,617	255,678	0

Ellen M. Duffield	9,229,072	106,223	0

John A. Fichthorn	9,230,205	105,090	0

Paul G. Gabos	9,079,575	255,720	0

Robert S. Murley	9,083,492	251,803	0

Peggy B. Scott	9,229,069	106,226	0

Gavin D. Southwell	9,230,020	105,275	0

Proposal 2: Approval of, on an Advisory Basis, Named Executive Officer Compensation

The final results of stockholder voting on the approval of, on an advisory basis, the compensation of the Company’s Named Executive Officers were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
9,126,880	200,193	8,221	0

Proposal 3: Nonbinding Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation

The final results of stockholder voting on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers were as follows:

One Year	Two Years	Three Years	Votes Abstain	Broker Non-Votes
9,294,453	10,098	15,879	14,863	0

Following the Annual Meeting, the Board of Directors of the Company considered the voting results on Proposal 3, the nonbinding advisory vote on the frequency of future advisory votes on Named Executive Officer compensation. Based on all of the factors taken into consideration, the Company has decided that it will hold an advisory vote on the compensation of its Named Executive Officers with a frequency of one year.

The stockholders did not vote on any other matters at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael D. Hershberger
Name:	Michael D. Hershberger
Title:	Chief Financial Officer

Date: May 20, 2019